Exhibit 99.2

Philip Morris International Inc.

Glossary of Key Terms, Definitions
and Explanatory Notes; and

Select Financial Information and Reconciliations of
Non-GAAP Financial Measures

2024 Third-Quarter Results
October 22, 2024

Glossary of Key Terms, Definitions
and Explanatory Notes

General
•"PMI" refers to Philip Morris International Inc. and its subsidiaries. Trademarks and service marks that are the registered property of, or licensed by, the subsidiaries of PMI, are italicized.
•Comparisons are made to the same prior-year period unless otherwise stated.
•References to total industry (or total market), PMI shipment volume and PMI market share performance reflect cigarettes and heated tobacco units, unless otherwise stated.
•As of the first quarter of 2022, total industry volume, PMI in-market sales volume and PMI market share for the following geographies include the cigarillo category in Japan: the total international market, EA, AU & PMI DF Region, and Japanese domestic market.
•References to total international market, defined as worldwide cigarette and heated tobacco unit volume excluding the U.S., total industry (or total market) and market shares are PMI estimates for tax-paid products based on the latest available data from a number of internal and external sources and may, in defined instances, exclude the People's Republic of China and/or PMI's duty free business.
•"Combustible tobacco products" is the term PMI uses to refer to cigarettes and other tobacco products that are combusted.
•In-market sales, or "IMS," is defined as sales to the retail channel, depending on the market and distribution model.
•From time to time, PMI’s shipment volumes are subject to the impact of distributor inventory movements (or wholesaler inventory movements in certain markets where PMI does not sell to distributors), and estimated total industry/market volumes are subject to the impact of inventory movements in various trade channels that include estimated trade inventory movements of PMI’s competitors arising from market-specific factors that significantly distort reported volume disclosures. Such factors may include changes to the manufacturing supply chain, shipment methods, consumer demand, timing of excise tax increases or other influences that may affect the timing of sales to customers. In such instances, in addition to reviewing PMI shipment volumes and certain estimated total industry/market volumes on a reported basis, management reviews these measures on an adjusted basis that excludes the impact of distributor and/or estimated trade inventory movements. Management also believes that disclosing PMI shipment volumes and estimated total industry/market volumes in such circumstances on a basis that excludes the impact of distributor and/or estimated trade inventory movements, such as on an IMS basis, improves the comparability of performance and trends for these measures over different reporting periods.
•"Total shipment volume" is defined as the combined total of cigarette shipment volume and heated tobacco unit shipment volume, unless otherwise stated.
•"SSEA, CIS & MEA" stands for South & Southeast Asia, Commonwealth of Independent States, and Middle East & Africa.
•"EA, AU & PMI DF" stands for East Asia, Australia and PMI Duty Free.
•"Americas" refers to the former Latin America & Canada segment, which was renamed as the Americas segment as of the third quarter of 2021. References to "Americas" may, in defined instances, exclude the U.S.
•In the third quarter of 2021, PMI acquired Fertin Pharma A/S, Vectura Group plc. and OtiTopic, Inc. On March 31, 2022, PMI launched a new Wellness and Healthcare business consolidating these entities, Vectura Fertin Pharma. The operating results of this new business are reported in the Wellness and Healthcare segment. The business operations of PMI's Wellness and Healthcare segment are managed and evaluated separately from the geographical segments.
•On September 17, 2024, PMI announced the execution of a definitive agreement pursuant to which PMI’s direct, wholly-owned subsidiary, Vectura Fertin Pharma Inc., agreed to sell Vectura Group Ltd. (formerly Vectura Group plc.) to Molex Asia Holdings Ltd. The transaction is expected to close by the end of 2024, subject to regulatory approval, which may impact the timing, and other customary closing conditions.

•Following the combination and the progress in 2023 toward integration of the Swedish Match business into the existing PMI regional segment structure, PMI updated in January 2024 its segment reporting by including Swedish Match results in the four existing geographical regions. As of the first quarter of 2024, PMI began reporting on this basis.
•Following the deconsolidation of PMI's Canadian subsidiary, Rothmans, Benson & Hedges, Inc. (RBH) on March 22, 2019, PMI continues to report the volume and corresponding royalty revenues of brands sold by RBH for which other PMI subsidiaries are the trademark owner. These include HEETS, Next, Philip Morris and Rooftop. The volume and corresponding royalty revenues for these brands sold by RBH were not material to PMI for all periods presented.
•Within the tables and schedules presented throughout this earnings release, certain columns and rows may not add due to the use of rounded numbers for disclosure purposes.
Financial
•"Adjusted net revenues" exclude the impact related to the termination of a distribution arrangement in the Middle East in 2023.
•"Cost of sales" consists principally of: tobacco leaf, non-tobacco raw materials, labor and manufacturing costs; shipping and handling costs; and the cost of devices produced by third-party electronics manufacturing service providers. Estimated costs associated with device warranty programs are generally provided for in cost of sales in the period the related revenues are recognized.
•"Marketing, administration and research costs" include the costs of marketing and selling our products, other costs generally not related to the manufacture of our products (including general corporate expenses), and costs incurred to develop new products. The most significant components of our marketing, administration and research costs are marketing and sales expenses and general and administrative expenses.
•"Cost/Other" in the Consolidated Financial Summary table of total PMI and the five segments of this release reflects the currency and acquisition-neutral variances of: cost of sales (excluding the volume/mix cost component); marketing, administration and research costs (including asset impairment and exit costs); and amortization and impairment of intangibles. “Cost/Other” also includes the currency and acquisition-neutral net revenue variance, unrelated to volume/mix and price components, attributable to: fees for certain distribution rights billed to customers in certain markets in the SSEA, CIS & MEA Region and the revenue adjustment for the termination of a distribution arrangement in the Middle East.
•"Adjusted Operating Income Margin" is calculated as adjusted operating income, divided by adjusted net revenues.
•"Adjusted EBITDA" is defined as earnings before interest, taxes, depreciation, amortization and equity (income)/loss in unconsolidated subsidiaries, excluding asset impairment and exit costs, impairment of intangibles, and unusual items.
•"Net debt" is defined as total debt, less cash and cash equivalents.
•Growth rates presented on an organic basis reflect adjusted results, excluding currency, acquisitions and disposals.
•Management reviews net revenues, gross profit, operating income, operating income margin, operating cash flow and earnings per share, or "EPS," on an adjusted basis, which may exclude the impact of currency and other items such as acquisitions, asset impairment and exit costs, tax items and other special items. Additionally, starting in 2022 and on a comparative basis, for these measures other than net revenues and operating cash flow, PMI includes adjustments to add back amortization expense on acquisition related intangible assets that are recorded as part of purchase accounting and contribute to PMI’s revenue generation, as well as impairment of intangible assets, if any. While amortization expense on acquisition related intangible assets is excluded in these adjusted measures, the net revenues generated from these acquired intangible assets are included in the company's adjusted measures, unless otherwise stated. Currency-neutral and organic growth rates reflect the way management views underlying performance for these measures. PMI believes that such measures provide useful insight into underlying business trends and results. Management reviews these measures because they exclude changes in currency exchange rates and other factors that may distort underlying business trends, thereby improving the comparability of PMI’s business performance between reporting periods. Furthermore, PMI uses several of these measures in its management compensation program to promote internal fairness and a disciplined assessment of performance against company targets. PMI discloses these measures to enable investors to view the business through the eyes of management.
•When PMI provides its expectation for adjusted net revenues, adjusted operating income and margin, adjusted earnings per share and adjusted operating cash flow on a forward-looking basis, a reconciliation of the differences between the non-GAAP expectations and the corresponding GAAP measures, as described above, generally is not available without unreasonable effort due to potentially high variability, complexity, and low visibility as to the items that would be excluded from the GAAP measure in the relevant future period, such as asset impairment and exit costs, amortization and impairment of acquired intangibles and other special items, changes in currency exchange rates, the impact and timing of potential acquisitions and divestitures, and other structural changes or their probable significance. The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results.
•Non-GAAP measures used by PMI should neither be considered in isolation nor as a substitute for the financial measures prepared in accordance with U.S. GAAP. For a reconciliation of non-GAAP measures to the most directly comparable U.S. GAAP measures, see the "Select Financial Information and Reconciliations of Non-GAAP Financial Measures" section of this document.
•U.S. GAAP Treatment of a country as a Highly Inflationary Economy: following the categorization of a country by the International Practices Task Force of the Center for Audit Quality as having a three-year cumulative inflation rate greater than 100%, the country is considered highly inflationary in accordance with U.S. GAAP. For such countries, PMI accounts for the operations of its local affiliates as highly inflationary, and to treat the U.S. dollar as the functional currency of the affiliates. Such treatment was effective July 1, 2018, for Argentina, and April 1, 2022, for Turkey.
•"Fair value adjustment for equity security investments" reflects the adjustment resulting from share price movements in passive investments for publicly traded entities that are not controlled or influenced by PMI. Under U.S. GAAP, such adjustments are required, since January 1, 2018, to be reflected directly in the income statement. Adjustments reflect share price movements in PMI's investments in India and Sri Lanka.
•"Swedish Match AB acquisition accounting related items" refers to expenses associated with fair-value adjustments on Swedish Match inventories. In the fourth quarter of 2022, PMI recorded a total fair value step-up adjustment for inventories of $146 million related to the acquisition, of which $125 million was recognized in cost of sales in the fourth quarter of 2022, with the remaining amount recognized in the first quarter of 2023.
•"Income tax impact associated with Swedish Match AB financing" reflects a deferred tax benefit (cost) for unrealized foreign currency losses (gains) on intercompany loans related to the Swedish Match acquisition financing reflected in PMI's consolidated statements of earnings. The underlying pre-tax foreign currency movements fully offset in the consolidated statements of earnings and were reflected as currency translation adjustments in PMI's consolidated statements of stockholders' (deficit) equity.
•Termination of agreement with Foundation for a Smoke-Free World: On September 29, 2023, PMI and the Foundation for a Smoke-Free World (the "Foundation") entered into the Final Grant Agreement and Termination of the Second Amended and Restated Pledge Agreement ("Agreement"). Under the terms of the Agreement, PMI paid $140 million in the third quarter of 2023 in return for the termination of the pledge agreement between the parties. As a result, PMI recorded a pre-tax charge of $140 million in the quarter, commensurate with the early termination of this pledge agreement.
•Russia tax item: In the third quarter of 2023, PMI recorded a tax charge associated with an increase in deferred tax liabilities related to the unremitted earnings of PMI’s Russian subsidiaries ($173 million) due to the unilateral suspension of certain Russian double tax treaties by the Russian government on August 8, 2023, with respect to certain payments including dividends.
•Egypt sales tax charge: In the third quarter of 2024, following a ruling issued by the Higher Administrative Court in Egypt and subsequent evaluation of available remedies, PMI concluded that an adverse outcome was probable and recorded a pre-tax charge of $45 million in relation to tax assessments for general sales tax deducted on imported cutfiller for the years 2014 to 2016.
•Impairment related to Vectura Group's expected sale: In September 2024, PMI announced the execution of a definitive agreement to sell Vectura to Molex Asia Holdings Ltd. As a result, PMI recorded in the third quarter of 2024 an impairment charge of $198 million related to Vectura's classification as held for sale.

Smoke-Free
•Smoke-free business ("SFB”) is the term PMI uses to refer to all of its smoke-free products. SFB also includes wellness and healthcare products, as well as consumer accessories, such as lighters and matches.
•Smoke-free products ("SFPs”) is the term PMI uses to refer to all of its products that provide nicotine without combusting tobacco, such as heat-not-burn, e-Vapor, and oral smokeless, and that therefore generate far lower levels of harmful chemicals. As such, these products have the potential to present less risk of harm versus continued smoking.
•Wellness and Healthcare products primarily refer to products associated with inhaled therapeutics and oral and intra-oral delivery systems that are included in the operating results of PMI's new Wellness and Healthcare business, Vectura Fertin Pharma.
•"Heated tobacco units" or "HTU" is the term PMI uses to refer to heated tobacco consumables, which include our BLENDS, DELIA, HEETS, HEETS Creations, HEETS Dimensions (defined collectively as "HEETS"), SENTIA, TEREA, TEREA CRAFTED, and TEREA Dimensions, as well as the KT&G-licensed brands, Fiit and Miix (outside of South Korea). HTU's also include zero tobacco heat-not-burn consumables (LEVIA).
•Unless otherwise stated, market share for HTUs is defined as the in-market sales volume for HTUs as a percentage of the total estimated industry sales volume for cigarettes and HTUs. For Japan, total estimated industry sales volume also includes cigarillos.
•"Adjusted market share for HTUs" is defined as the total in-market sales volume for PMI HTUs as a percentage of the total estimated sales volume for cigarettes and HTUs, excluding the impact of estimated distributor and wholesaler inventory movements.
•Unless otherwise stated, all references to IQOS are to PMI's Platform 1 IQOS devices and heated tobacco consumables.
•IQOS heat-not-burn devices are precisely controlled heating devices into which a specially designed and proprietary tobacco units are inserted and heated to generate an aerosol.
•"PMI heat-not-burn products" include licensed KT&G heat-not-burn products.
•"PMI HTUs" or "IQOS HTUs" include licensed KT&G HTUs.
•“Total PMI SFPs users” is defined as the sum of “Total IQOS users”, “Total oral smokeless users", “Total e-Vapor users” of PMI products minus “Poly-users across PMI SFPs categories”.
•“Total IQOS users” is defined as the estimated number of Legal Age (minimum 18 years1) users of PMI heat-not-burn products, for which PMI HTUs represented at least a portion of their daily tobacco consumption over the past seven days.
The estimated number of adults who have "switched to IQOS and stopped smoking" reflects:
•for markets where there are no heat-not-burn products other than PMI heat-not-burn products: daily individual consumption of PMI HTUs represents the totality of their daily tobacco consumption in the past seven days;
•for markets where PMI heat-not-burn products are among other heat-not-burn products: daily individual consumption of HTUs represents the totality of their daily tobacco consumption in the past seven days, of which at least 70% is PMI HTUs.
•“Total PMI oral smokeless users” are defined as the estimated number of Legal Age (minimum 21 years in the U.S and minimum 18 years1 outside the U.S) users of oral smokeless products who consumed at least one of PMI oral smokeless products (nicotine pouches in the U.S., and nicotine pouches or snus outside the U.S) over the past seven days.
1 Minimum 18 years or older depending on market regulation

•“Total PMI e-Vapor users” is defined as the estimated number of Legal Age (minimum 18 years1) users of e-Vapor products, who consumed at least one of PMI
e-Vapor products in the past seven days.
•“Poly-users across PMI SFPs categories” are defined as the estimated number of Legal Age (minimum 18 years1) users who used multiple PMI SFPs over the past seven days.2
•The above SFPs user metrics reflect PMI estimates, which are based on PMI's proprietary Nicotine Containing Products Tracker (NCPT). The methodology relies on NCPT e-Vapor, oral smokeless (except the U.S.) and poly-usage data, which is calibrated using Total IQOS users data, leveraging our deeper understanding of PMI’s heat-not-burn category and its size. Total PMI oral smokeless users in the U.S. are approximated through volume-based estimations, as NCPT data for the U.S. is not currently available.

Note: PMI SFPs user estimates are derived from sample-based estimations from NCPT at 95% Confidence Interval. The accuracy and reliability of PMI SFPs users estimates may vary based on sample size, market maturity and availability of information.
•"Oral smoke-free product volume" excludes snuff, snuff leaf and U.S. chew and is measured in cans or, for the purposes of total shipment volumes, in pouches or pouch equivalents.
•Oral smoke-free products conversion: (i) nicotine pouches: 15 pouches per can in the U.S. and weighted average 21 pouches per can outside the U.S.; (ii) snus products: weighted average 21 pouches equivalent per can; (iii) moist snuff products: weighted average 17 pouches equivalent per can; (iv) tobacco bits products: weighted average 30 pouches equivalent per can; (v) chew bags products: weighted average 20 pouches per can.
12Minimum 18 years or older depending on market regulation

Select Financial Information and Reconciliations of Non-GAAP Financial Measures

		Schedule 1 (1/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Diluted Earnings Per Share (EPS)
($ in millions, except per share data) / (Unaudited)

Quarters Ended	Diluted EPS	Nine Months Ended
September 30,		September 30,
$ 1.97	2024 Diluted Earnings Per Share (1)	$ 4.89
$ 1.32	2023 Diluted Earnings Per Share (1)	$ 3.61
$ 0.65	Change	$ 1.28
49.2%	% Change	35.5%

	Reconciliation:
$ 1.32	2023 Diluted Earnings Per Share (1)	$ 3.61
—	2023 Asset impairment and exit costs	0.06
0.10	2023 Amortization of intangibles	0.18
—	2023 Impairment of goodwill and other intangibles	0.44
0.01	2023 Charges related to the war in Ukraine	0.01
—	2023 Termination of distribution arrangement in the Middle East	0.04
—	2023 South Korea indirect tax charge	0.11
0.07	2023 Termination of agreement with Foundation for a Smoke-Free World	0.07
—	2023 Swedish Match AB acquisition accounting related items	0.01
0.09	2023 Income tax impact associated with Swedish Match AB financing	0.03
(0.03)	2023 Fair value adjustment for equity security investments	(0.02)
0.11	2023 Tax Items	0.11
—	2024 Asset impairment and exit costs	(0.09)
(0.03)	2024 Egypt sales tax charge	(0.03)
(0.13)	2024 Impairment related to Vectura Group's expected sale	(0.13)
—	2024 Impairment of other intangibles	(0.01)
(0.12)	2024 Amortization of intangibles	(0.29)
0.10	2024 Income tax impact associated with Swedish Match AB financing	0.01
0.24	2024 Fair value adjustment for equity security investments	0.39
—	2024 Tax Items	0.03
(0.06)	Currency	(0.44)
0.04	Interest	—
0.04	Change in tax rate	(0.03)
0.22	Operations (2)	0.83
$ 1.97	2024 Diluted Earnings Per Share (1)	$ 4.89

				Schedule 1 (2/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Diluted Earnings Per Share (EPS)
($ in millions, except per share data) / (Unaudited)

(1) Basic and diluted EPS were calculated using the following (in millions):

Quarters Ended			Nine Months Ended
September 30,			September 30,
2024	2023		2024	2023
$ 3,082	$ 2,054	Net Earnings attributable to PMI	$ 7,636	$ 5,617
9	6	Less: Distributed and undistributed earnings attributable to share-based payment awards	22	17
$ 3,073	$ 2,048	Net Earnings for basic and diluted EPS	$ 7,614	$ 5,600

1,555	1,552	Weighted-average shares for basic EPS	1,554	1,552
1	2	Plus Contingently Issuable Performance Stock Units (3)	2	1
1,556	1,554	Weighted-average shares for diluted EPS	1,556	1,553

(2) Includes the impact of shares outstanding and share-based payments
(3) Including rounding adjustment
Note: EPS is computed independently for each of the periods presented. Accordingly, the sum of the quarterly EPS amounts may not agree to the total for the year

							Schedule 2
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Diluted EPS to Reported Diluted EPS, excluding Currency, and Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS, excluding Currency
(Unaudited)

Quarters Ended September 30,				Nine Months Ended September 30,
2024	2023	% Change		2024	2023	% Change
$ 1.97	$ 1.32	49.2%	Reported Diluted EPS	$ 4.89	$ 3.61	35.5%
(0.06)			Less: Currency	(0.44)
$ 2.03	$ 1.32	53.8%	Reported Diluted EPS, excluding Currency	$ 5.33	$ 3.61	47.6%

Quarters Ended September 30,				Nine Months Ended September 30,			Year Ended
2024	2023	% Change		2024	2023	% Change	2023
$ 1.97	$ 1.32	49.2%	Reported Diluted EPS	$ 4.89	$ 3.61	35.5%	$ 5.02
—	—		Asset impairment and exit costs	0.09	0.06		0.06
—	—		Termination of distribution arrangement in the Middle East	—	0.04		0.04
0.03	—		Egypt sales tax charge	0.03	—		—
0.13	—		Impairment related to Vectura Group's expected sale	0.13	—		—
—	—		Impairment of goodwill and other intangibles	0.01	0.44		0.44
0.12	0.10		Amortization of intangibles	0.29	0.18		0.25
—	0.01		Charges related to the war in Ukraine	—	0.01		0.03
—	—		Swedish Match AB acquisition accounting related items	—	0.01		0.01
(0.10)	0.09		Income tax impact associated with Swedish Match AB financing	(0.01)	0.03		(0.11)
—	—		South Korea indirect tax charge	—	0.11		0.11
—	0.07		Termination of agreement with Foundation for a Smoke-Free World	—	0.07		0.07
(0.24)	(0.03)		Fair value adjustment for equity security investments	(0.39)	(0.02)		(0.02)
—	0.11		Tax items	(0.03)	0.11		0.11
$ 1.91	$ 1.67	14.4%	Adjusted Diluted EPS	$ 5.01	$ 4.65	7.7%	$ 6.01
(0.06)			Less: Currency	(0.44)
$ 1.97	$ 1.67	18.0%	Adjusted Diluted EPS, excluding Currency	$ 5.45	$ 4.65	17.2%
Note: EPS is computed independently for each of the periods presented. Accordingly, the sum of the quarterly EPS amounts may not agree to the total for the year

								Schedule 3

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acqui- sitions	Net Revenues excl. Currency & Acquisitions	Quarters Ended September 30,	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions

2024					Combustible Tobacco	2023	% Change
$ 2,322	$ (21)	$ 2,343	$ —	$ 2,343	Europe	$ 2,160	7.5%	8.5%	8.5%
2,612	(142)	2,755	—	2,755	SSEA, CIS & MEA	2,485	5.1%	10.9%	10.9%
673	(18)	691	—	691	EA, AU & PMI DF	678	(0.8)%	1.8%	1.8%
527	(19)	546	—	546	Americas	509	3.4%	7.2%	7.2%
$ 6,134	$ (201)	$ 6,335	$ —	$ 6,335	Total Combustible Tobacco	$ 5,832	5.2%	8.6%	8.6%

2024					Smoke-free excl. W&H	2023	% Change
$ 1,799	$ (14)	$ 1,813	$ —	$ 1,813	Europe	$ 1,663	8.2%	9.0%	9.0%
352	(6)	357	—	357	SSEA, CIS & MEA	292	20.3%	22.2%	22.2%
929	(67)	996	—	996	EA, AU & PMI DF	893	4.1%	11.6%	11.6%
621	(1)	622	—	622	Americas	386	61.1%	61.3%	61.3%
$ 3,701	$ (87)	$ 3,788	$ —	$ 3,788	Total Smoke-free excl. W&H	$ 3,234	14.5%	17.2%	17.2%

2024					Wellness and Healthcare	2023	% Change
$ 76	$ (1)	$ 77	$ —	$ 77	Wellness and Healthcare	$ 75	1.3%	2.7%	2.7%

2024					Smoke-free incl. W&H	2023	% Change
$ 3,777	$ (88)	$ 3,865	$ —	$ 3,865	Smoke-free incl. W&H	$ 3,309	14.2%	16.8%	16.8%

2024					PMI	2023	% Change
$ 4,121	$ (35)	$ 4,156	$ —	$ 4,156	Europe	$ 3,823	7.8%	8.7%	8.7%
2,964	(148)	3,112	—	3,112	SSEA, CIS & MEA	2,777	6.7%	12.1%	12.1%
1,602	(85)	1,687	—	1,687	EA, AU & PMI DF	1,571	2.0%	7.4%	7.4%
1,148	(20)	1,168	—	1,168	Americas	895	28.3%	30.5%	30.5%
76	(1)	77	—	77	Wellness and Healthcare	75	1.3%	2.7%	2.7%
$ 9,911	$ (289)	$ 10,200	$—	$ 10,200	Total PMI	$ 9,141	8.4%	11.6%	11.6%

Note: Sum of product categories or Regions might not foot to Total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million

									Schedule 4
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acqui- sitions	Net Revenues excl. Currency & Acquisitions	Nine Months Ended September 30,	Net Revenues		Total	Excluding Currency	Excluding Currency & Acquisitions

2024					Combustible Tobacco	2023		% Change
$ 6,467	$ 21	$ 6,445	$ —	$ 6,445	Europe	$ 6,084		6.3%	5.9%	5.9%
7,390	(485)	7,875	—	7,875	SSEA, CIS & MEA	6,988	(1)	5.7%	12.7%	12.7%
1,889	(67)	1,957	—	1,957	EA, AU & PMI DF	2,091		(9.6)%	(6.4)%	(6.4)%
1,653	29	1,623	—	1,623	Americas	1,682		(1.7)%	(3.5)%	(3.5)%
$ 17,399	$ (502)	$ 17,901	$—	$ 17,901	Total Combustible Tobacco	$ 16,845		3.3%	6.3%	6.3%

2024					Smoke-free excl. W&H	2023		% Change
$ 4,834	$ 13	$ 4,822	$ —	$ 4,822	Europe	$ 4,381		10.4%	10.1%	10.1%
1,003	(108)	1,111	—	1,111	SSEA, CIS & MEA	934		7.4%	19.0%	19.0%
3,070	(247)	3,316	—	3,316	EA, AU & PMI DF	2,680		14.5%	23.7%	23.7%
1,620	2	1,619	—	1,619	Americas	1,050		54.3%	54.1%	54.1%
$ 10,527	$ (340)	$ 10,867	$ —	$ 10,867	Total Smoke-free excl. W&H	$ 9,045		16.4%	20.2%	20.2%

2024					Wellness and Healthcare	2023		% Change
$ 246	$ 1	$245	$—	$ 245	Wellness and Healthcare	$ 237		3.8%	3.4%	3.4%

2024					Smoke-free incl. W&H	2023		% Change
$ 10,773	$ (339)	$ 11,112	$ —	$ 11,112	Smoke-free incl. W&H	$ 9,282		16.1%	19.7%	19.7%

2024					PMI	2023		% Change
$ 11,301	$ 34	$ 11,267	$ —	$ 11,267	Europe	$ 10,465		8.0%	7.7%	7.7%
8,393	(593)	8,986	—	8,986	SSEA, CIS & MEA	7,922	(1)	5.9%	13.4%	13.4%
4,959	(314)	5,273	—	5,273	EA, AU & PMI DF	4,771		3.9%	10.5%	10.5%
3,273	31	3,242	—	3,242	Americas	2,732		19.8%	18.7%	18.7%
246	1	245	—	245	Wellness and Healthcare	237		3.8%	3.4%	3.4%
$ 28,172	$ (841)	$ 29,013	$—	$ 29,013	Total PMI	$ 26,127		7.8%	11.0%	11.0%

(1) Includes a reduction in net revenues of $80 million related to the termination of distribution arrangement in the Middle East
Note: Sum of product categories or Regions might not foot to Total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million

													Schedule 5

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Net Revenues to Adjusted Net Revenues, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Special Items	Adjusted Net Revenues	Currency	Adjusted Net Revenues excluding Currency	Acqui- sitions	Adjusted Net Revenues excluding Currency & Acqui- sitions		Net Revenues	Special Items		Adjusted Net Revenues	Total	Excluding Currency	Excluding Currency & Acqui- sitions

2024							Quarters Ended September 30,	2023				% Change
$ 4,121	$ —	$ 4,121	$ (35)	$ 4,156	$ —	$ 4,156	Europe	$ 3,823	$ —		$ 3,823	7.8%	8.7%	8.7%
2,964	—	2,964	(148)	3,112	—	3,112	SSEA, CIS & MEA	2,777	—		2,777	6.7%	12.1%	12.1%
1,602	—	1,602	(85)	1,687	—	1,687	EA, AU & PMI DF	1,571	—		1,571	2.0%	7.4%	7.4%
1,148	—	1,148	(20)	1,168	—	1,168	Americas	895	—		895	28.3%	30.5%	30.5%
76	—	76	(1)	77	—	77	Wellness and Healthcare	75	—		75	1.3%	2.7%	2.7%
$ 9,911	$ —	$ 9,911	$ (289)	$ 10,200	$ —	$ 10,200	Total PMI	$ 9,141	$ —		$ 9,141	8.4%	11.6%	11.6%

2024							Nine Months Ended September 30,	2023				% Change
$ 11,301	$ —	$ 11,301	$ 34	$ 11,267	$ —	$ 11,267	Europe	$ 10,465	$ —		$ 10,465	8.0%	7.7%	7.7%
8,393	—	8,393	(593)	8,986	—	8,986	SSEA, CIS & MEA	7,922	(80)	(1)	8,002	4.9%	12.3%	12.3%
4,959	—	4,959	(314)	5,273	—	5,273	EA, AU & PMI DF	4,771	—		4,771	3.9%	10.5%	10.5%
3,273	—	3,273	31	3,242	—	3,242	Americas	2,732	—		2,732	19.8%	18.7%	18.7%
246	—	246	1	245	—	245	Wellness and Healthcare	237	—		237	3.8%	3.4%	3.4%
$ 28,172	$ —	$ 28,172	$ (841)	$ 29,013	$ —	$ 29,013	Total PMI	$ 26,127	$ (80)		$ 26,207	7.5%	10.7%	10.7%
(1) Reflects a reduction in net revenues of $80 million related to the termination of distribution arrangement in the Middle East

												Schedule 6
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Gross Profit by Product Category to Adjusted Gross Profit, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Gross Profit	Special Items (1)	Adjusted Gross Profit	Currency	Adjusted Gross Profit excluding Currency	Acqui- sitions	Adjusted Gross Profit excl. Currency & Acquisitions	Quarters Ended September 30,	Gross Profit	Special Items (1)	Adjusted Gross Profit	Total	Excluding Currency	Excluding Currency & Acquisitions

2024								2023			% Change
$ 3,947	$ —	$ 3,947	$ (145)	$ 4,092	$ 21	$ 4,071	Combustible Tobacco	$ 3,734	$ (11)	$ 3,745	5.4%	9.3%	8.7%

2024								2023			% Change
$ 2,598	$ (14)	$ 2,612	$ (81)	$ 2,693	$ —	$ 2,693	Smoke-free incl. W&H	$ 2,242	$ 1	$ 2,241	16.5%	20.2%	20.2%

2024								2023			% Change
$ 6,545	$ (14)	$ 6,559	$ (226)	$ 6,785	$ 21	$ 6,764	Total PMI	$ 5,976	$ (10)	$ 5,986	9.6%	13.3%	13.0%

(1) 2024 third-quarter reflects amortization of intangibles in Smoke-free incl. W&H, all amounts are related to cost of goods sold. 2023 third-quarter includes charges related to the war Ukraine ($11 million in Combustible Tobacco) and mainly amortization of intangibles in cost of goods sold ($1 million in Smoke-free incl. W&H).
Note: Sum of product categories and special items might not foot due to roundings.

												Schedule 7
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Gross Profit by Product Category to Adjusted Gross Profit, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Gross Profit	Special Items (1)	Adjusted Gross Profit	Currency	Adjusted Gross Profit excluding Currency	Acqui- sitions	Adjusted Gross Profit excl. Currency & Acquisitions	Nine Months Ended September 30,	Gross Profit	Special Items (1)	Adjusted Gross Profit	Total	Excluding Currency	Excluding Currency & Acquisitions

2024								2023			% Change
$ 11,173	$ —	$ 11,173	$ (374)	$ 11,547	$ 33	$ 11,514	Combustible Tobacco	$ 10,793	$ (109)	$ 10,903	2.5%	5.9%	5.6%

2024								2023			% Change
$ 7,093	$ (46)	$ 7,139	$ (333)	$ 7,472	$ —	$ 7,472	Smoke-free incl. W&H	$ 5,903	$ (43)	$ 5,945	20.1%	25.7%	25.7%

2024								2023			% Change
$ 18,266	$ (46)	$ 18,312	$ (707)	$ 19,019	$ 33	$ 18,986	Total PMI	$ 16,696	$ (152)	$ 16,848	8.7%	12.9%	12.7%

(1) 2024 nine months ended September 30 reflects amortization of intangibles in Smoke-free incl. W&H, all amounts are related to cost of goods sold. 2023 nine months ended September 30 includes termination of distribution arrangement in the Middle East ($80 million in Combustible Tobacco), Swedish Match AB acquisition accounting related items ($18 million in Combustible Tobacco), charges related to the war in Ukraine ($11 million on Combustible Tobacco) and amortization of intangibles in cost of goods sold ($43 million in Smoke-free incl. W&H)
Note: Sum of product categories and special items might not foot due to roundings.

								Schedule 8

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Adjustments of Operating Income for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Operating Income	Currency	Operating Income excluding Currency	Acqui-sitions	Operating Income excluding Currency & Acquisitions		Operating Income	Total	Excluding Currency	Excluding Currency & Acquisitions

2024					Quarters Ended September 30,	2023	% Change
$ 2,020	$ 37	$ 1,983	$ —	$ 1,983	Europe	$ 1,717	17.6%	15.5%	15.5%
960	(129)	1,089	21	1,068	SSEA, CIS & MEA	823	16.6%	32.3%	29.8%
788	(41)	829	—	829	EA, AU & PMI DF	769	2.5%	7.8%	7.8%
137	19	118	—	118	Americas	98	39.8%	20.4%	20.4%
(251)	(4)	(247)	—	(247)	Wellness and Healthcare	(37)	-(100)%	-(100)%	-(100)%
$ 3,654	$ (118)	$ 3,772	$ 21	$ 3,751	Total PMI	$ 3,370	8.4%	11.9%	11.3%

2024					Nine Months Ended September 30,	2023	% Change
$ 5,136	$ 6	$ 5,130	$ —	$ 5,130	Europe	$ 4,551	12.9%	12.7%	12.7%
2,623	(600)	3,223	33	3,190	SSEA, CIS & MEA	2,437	7.6%	32.3%	30.9%
2,304	(257)	2,561	—	2,561	EA, AU & PMI DF	1,963	17.4%	30.5%	30.5%
419	76	343	—	343	Americas	524	(20.0)%	(34.5)%	(34.5)%
(339)	(2)	(337)	—	(337)	Wellness and Healthcare	(808)	58.0%	58.3%	58.3%
$ 10,143	$ (777)	$ 10,920	$ 33	$ 10,887	Total PMI	$ 8,667	17.0%	26.0%	25.6%

												Schedule 9

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Operating Income to Adjusted Operating Income, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Operating Income	Special Items (1)	Adjusted Operating Income	Currency	Adjusted Operating Income excluding Currency	Acqui- sitions	Adjusted Operating Income excluding Currency & Acqui- sitions		Operating Income	Special Items (1)	Adjusted Operating Income	Total	Excluding Currency	Excluding Currency & Acqui- sitions

2024							Quarters Ended September 30,	2023			% Change
$ 2,020	$ (40)	$ 2,059	$ 37	$ 2,022	$ —	$ 2,022	Europe	$ 1,717	$ (148)	$ 1,865	10.4%	8.4%	8.4%
960	(50)	1,009	(129)	1,138	21	1,117	SSEA, CIS & MEA	823	(46)	869	16.1%	31.0%	28.5%
788	(1)	789	(41)	830	—	830	EA, AU & PMI DF	769	(25)	794	(0.6)%	4.5%	4.5%
137	(198)	336	19	317	—	317	Americas	98	(131)	229	46.7%	38.4%	38.4%
(251)	(211)	(40)	(4)	(36)	—	(36)	Wellness and Healthcare	(37)	(14)	(23)	(73.9)%	(56.5)%	(56.5)%
$ 3,654	$ (499)	$ 4,153	$ (118)	$ 4,271	$ 21	$ 4,250	Total PMI	$ 3,370	$ (364)	$ 3,734	11.2%	14.4%	13.8%

2024							Nine Months Ended September 30,	2023			% Change
$ 5,136	$ (120)	$ 5,256	$ 6	$ 5,250	$ —	$ 5,250	Europe	$ 4,551	$ (251)	$ 4,802	9.5%	9.3%	9.3%
2,623	(59)	2,682	(600)	3,282	33	3,249	SSEA, CIS & MEA	2,437	(168)	2,605	3.0%	26.0%	24.7%
2,304	(2)	2,306	(257)	2,563	—	2,563	EA, AU & PMI DF	1,963	(250)	2,213	4.2%	15.8%	15.8%
419	(578)	997	76	921	—	921	Americas	524	(226)	750	32.9%	22.8%	22.8%
(339)	(266)	(72)	(2)	(70)	—	(70)	Wellness and Healthcare	(808)	(723)	(85)	15.3%	17.6%	17.6%
$ 10,143	$ (1,026)	$ 11,169	$ (777)	$ 11,946	$ 33	$ 11,913	Total PMI	$ 8,667	$ (1,618)	$ 10,285	8.6%	16.1%	15.8%

(1) See Schedule 10 and 11 for Special Items details
Note: Sum of product categories and special items might not foot due to roundings.

									Schedule 10 (1/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Income to Adjusted Operating Income
($ in millions) / (Unaudited)

	Quarters Ended September 30,		Change Fav./(Unfav.)		Variance Fav./(Unfav.)
PMI	2024	2023	Total	Excl. Curr. & Acquisitions	Total	Currency	Acquisitions	Price	Vol/Mix	Cost/Other
Reported Operating Income	$ 3,654	$ 3,370	8.4%	11.3%	$ 284	$ (118)	$ 21	$ 689	$ 163	$ (471)
Impairment related to Vectura Group's expected sale	(198)	—	—%	—%	(198)	—	—	—	—	(198)
Amortization of intangibles	(256)	(205)	(24.9)%	(24.9)%	(51)	—	—	—	—	(51)
Charges related to the war in Ukraine	—	(19)	100.0%	100.0%	19	—	—	—	—	19
Egypt sales tax charge	(45)	—	—%	—%	(45)	—	—	—	—	(45)
Termination of agreement with Foundation for a Smoke-Free World	—	(140)	100.0%	100.0%	140	—	—	—	—	140
Adjusted Operating Income	$ 4,153	$ 3,734	11.2%	13.8%	$ 419	$ (118)	$ 21	$ 689	$ 163	$ (336)

Europe
Reported Operating Income	$ 2,020	$ 1,717	17.6%	15.5%	$ 303	$ 37	$ —	$ 228	$ 47	$ (9)
Amortization of intangibles	(40)	(69)	42.1%	42.1%	29	—	—	—	—	29
Charges related to the war in Ukraine	—	(19)	100.0%	100.0%	19	—	—	—	—	19
Termination of agreement with Foundation for a Smoke-Free World	—	(60)	100.0%	100.0%	60	—	—	—	—	60
Adjusted Operating Income	$ 2,059	$ 1,865	10.4%	8.4%	$ 194	$ 37	$ —	$ 228	$ 47	$ (117)

SSEA, CIS & MEA
Reported Operating Income	$ 960	$ 823	16.6%	29.8%	$ 137	$ (129)	$ 21	$ 296	$ 21	$ (72)
Amortization of intangibles	(4)	(5)	17.3%	17.3%	1	—	—	—	—	1
Egypt sales tax charge	(45)	—	—%	—%	(45)	—	—	—	—	(45)
Termination of agreement with Foundation for a Smoke-Free World	—	(41)	100.0%	100.0%	41	—	—	—	—	41
Adjusted Operating Income	$ 1,009	$ 869	16.1%	28.5%	$ 140	$ (129)	$ 21	$ 296	$ 21	$ (68)

									Schedule 10 (2/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Income to Adjusted Operating Income
($ in millions) / (Unaudited)

	Quarters Ended September 30,		Change Fav./(Unfav.)		Variance Fav./(Unfav.)
EA, AU & PMI DF	2024	2023	Total	Excl. Curr. & Acquisitions	Total	Currency	Acqui-sitions	Price	Vol/Mix	Cost/Other
Reported Operating Income	$ 788	$ 769	2.5%	7.8%	$ 19	$ (41)	$ —	$ 71	$ (21)	$ 10
Amortization of intangibles	(1)	(1)	28.9%	28.9%	—	—	—	—	—	—
Termination of agreement with Foundation for a Smoke-Free World	—	(24)	100.0%	100.0%	24	—	—	—	—	24
Adjusted Operating Income	$ 789	$ 794	(0.6)%	4.5%	$ (5)	$ (41)	$ —	$ 71	$ (21)	$ (14)

Americas
Reported Operating Income	$ 137	$ 98	39.8%	20.4%	$ 39	$ 19	$ —	$ 92	$ 116	$ (188)
Amortization of intangibles	(198)	(116)	(70.9)%	(70.9)%	(82)	—	—	—	—	(82)
Termination of agreement with Foundation for a Smoke-Free World	—	(15)	100.0%	100.0%	15	—	—	—	—	15
Adjusted Operating Income	$ 336	$ 229	46.7%	38.4%	$ 107	$ 19	$ —	$ 92	$ 116	$ (121)

Wellness & Healthcare
Reported Operating Income / (Loss)	$ (251)	$ (37)	-(100)%	-(100)%	$ (214)	$ (4)	$ —	$ 2	$ —	$ (212)
Impairment related to Vectura Group's expected sale	(198)	—	—%	—%	(198)	—	—	—	—	(198)
Amortization of intangibles	(13)	(14)	8.5%	8.5%	1	—	—	—	—	1
Adjusted Operating Income / (Loss)	$ (40)	$ (23)	(73.9)%	(56.5)%	$ (17)	$ (4)	$ —	$ 2	$ —	$ (16)

Note: Sum of special items might not foot due to roundings. Special items between -$0.5 million and +$0.5 million are not displayed by segment.

									Schedule 11 (1/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Income to Adjusted Operating Income
($ in millions) / (Unaudited)

	Nine Months Ended September 30,		Change Fav./(Unfav.)		Variance Fav./(Unfav.)
PMI	2024	2023	Total	Excl. Curr. & Acquisitions	Total	Currency	Acquisitions	Price	Vol/Mix	Cost/Other
Reported Operating Income	$ 10,143	$ 8,667	17.0%	25.6%	$ 1,476	$ (777)	$ 33	$ 1,721	$ 616	$ (117)
Asset Impairment & Exit Costs	(168)	(109)	(54.1)%	(54.1)%	(59)	—	—	—	—	(59)
Termination of distribution arrangement in the Middle East	—	(80)	100.0%	100.0%	80	—	—	—	—	80
Impairment of goodwill and other intangibles	(27)	(680)	96.0%	96.0%	653	—	—	—	—	653
Egypt sales tax charge	(45)	—	—%	—%	(45)	—	—	—	—	(45)
Impairment related to Vectura Group's expected sale	(198)	—	—%	—%	(198)	—	—	—	—	(198)
Amortization of intangibles	(588)	(368)	(59.8)%	(59.8)%	(220)	—	—	—	—	(220)
Charges related to the war in Ukraine	—	(19)	100.0%	100.0%	19	—	—	—	—	19
Swedish Match AB acquisition accounting related items	—	(18)	100.0%	100.0%	18	—	—	—	—	18
South Korea Indirect Tax Charge	—	(204)	100.0%	100.0%	204	—	—	—	—	204
Termination of agreement with Foundation for a Smoke-Free World	—	(140)	100.0%	100.0%	140	—	—	—	—	140
Adjusted Operating Income	$ 11,169	$ 10,285	8.6%	15.8%	$ 884	$ (777)	$ 33	$ 1,721	$ 616	$ (709)

Europe
Reported Operating Income	$ 5,136	$ 4,551	12.9%	12.7%	$ 585	$ 6	$ —	$ 596	$ 113	$ (130)
Asset Impairment & Exit Costs	—	(47)	100.0%	100.0%	47	—	—	—	—	47
Amortization of intangibles	(120)	(125)	3.8%	3.8%	5	—	—	—	—	5
Charges related to the war in Ukraine	—	(19)	100.0%	100.0%	19	—	—	—	—	19
Termination of agreement with Foundation for a Smoke-Free World	—	(60)	100.0%	100.0%	60	—	—	—	—	60
Adjusted Operating Income	$ 5,256	$ 4,802	9.5%	9.3%	$ 454	$ 6	$ —	$ 596	$ 113	$ (260)

SSEA, CIS & MEA
Reported Operating Income	$ 2,623	$ 2,437	7.6%	30.9%	$ 186	$ (600)	$ 33	$ 680	$ 117	$ (44)
Asset Impairment & Exit Costs	—	(32)	100.0%	100.0%	32	—	—	—	—	32
Termination of distribution arrangement in the Middle East	—	(80)	100.0%	100.0%	80	—	—	—	—	80
Amortization of intangibles	(14)	(15)	8.4%	8.4%	1	—	—	—	—	1
Egypt sales tax charge	(45)	—	—%	—%	(45)	—	—	—	—	(45)
Termination of agreement with Foundation for a Smoke-Free World	—	(41)	100.0%	100.0%	41	—	—	—	—	41
Adjusted Operating Income	$ 2,682	$ 2,605	3.0%	24.7%	$ 77	$ (600)	$ 33	$ 680	$ 117	$ (152)

									Schedule 11 (2/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Income to Adjusted Operating Income
($ in millions) / (Unaudited)

	Nine Months Ended September 30,		Change Fav./(Unfav.)		Variance Fav./(Unfav.)
EA, AU & PMI DF	2024	2023	Total	Excl. Curr. & Acquisitions	Total	Currency	Acquisitions	Price	Vol/Mix	Cost/Other
Reported Operating Income	$ 2,304	$ 1,963	17.4%	30.5%	$ 341	$ (257)	$ —	$ 289	$ 53	$ 256
Asset Impairment & Exit Costs	—	(19)	100.0%	100.0%	19	—	—	—	—	19
Amortization of intangibles	(2)	(3)	28.8%	28.8%	1	—	—	—	—	1
South Korea Indirect Tax Charge	—	(204)	100.0%	100.0%	204	—	—	—	—	204
Termination of agreement with Foundation for a Smoke-Free World	—	(24)	100.0%	100.0%	24	—	—	—	—	24
Adjusted Operating Income	$ 2,306	$ 2,213	4.2%	15.8%	$ 93	$ (257)	$ —	$ 289	$ 53	$ 8

Americas
Reported Operating Income	$ 419	$ 524	(20.0)%	(34.5)%	$ (105)	$ 76	$ —	$ 146	$ 333	$ (660)
Asset Impairment & Exit Costs	(168)	(11)	-(100)%	-(100)%	(157)	—	—	—	—	(157)
Amortization of intangibles	(410)	(182)	-(100)%	-(100)%	(228)	—	—	—	—	(228)
Swedish Match AB acquisition accounting related items	—	(18)	100.0%	100.0%	18	—	—	—	—	18
Termination of agreement with Foundation for a Smoke-Free World	—	(15)	100.0%	100.0%	15	—	—	—	—	15
Adjusted Operating Income	$ 997	$ 750	32.9%	22.8%	$ 247	$ 76	$ —	$ 146	$ 333	$ (309)

Wellness & Healthcare
Reported Operating Income / (Loss)	$ (339)	$ (808)	58.0%	58.3%	$ 469	$ (2)	$ —	$ 10	$ —	$ 461
Impairment of goodwill and other intangibles	(26)	(680)	96.1%	96.1%	654	—	—	—	—	654
Impairment related to Vectura Group's expected sale	(198)	—	—%	—%	(198)	—	—	—	—	(198)
Amortization of intangibles	(42)	(43)	1.9%	1.9%	1	—	—	—	—	1
Adjusted Operating Income / (Loss)	$ (72)	$ (85)	15.3%	17.6%	$ 13	$ (2)	$ —	$ 10	$ —	$ 4

Note: Sum of special items might not foot due to roundings. Special items between -$0.5 million and +$0.5 million are not displayed by segment.

														Schedule 12

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Adjusted Operating Income Margin, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Adjusted Operating Income (1)	Adjusted Net Revenues (2)	Adjusted Operating Income Margin	Adjusted Operating Income excluding Currency (1)	Adjusted Net Revenues excluding Currency (2)	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income excluding Currency & Acqui- sitions (1)	Adjusted Net Revenues excluding Currency & Acqui- sitions (2)	Adjusted Operating Income Margin excluding Currency & Acqui- sitions		Adjusted Operating Income (1)	Adjusted Net Revenues (2)	Adjusted Operating Income Margin	Adjusted Operating Income Margin	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income Margin excluding Currency & Acqui- sitions

2024									Quarters Ended September 30,	2023			% Points Change
$ 2,059	$ 4,121	50.0%	$ 2,022	$ 4,156	48.7%	$ 2,022	$ 4,156	48.7%	Europe	$ 1,865	$ 3,823	48.8%	1.2	(0.1)	(0.1)
1,009	2,964	34.0%	1,138	3,112	36.6%	1,117	3,112	35.9%	SSEA, CIS & MEA	869	2,777	31.3%	2.7	5.3	4.6
789	1,602	49.3%	830	1,687	49.2%	830	1,687	49.2%	EA, AU & PMI DF	794	1,571	50.5%	(1.2)	(1.3)	(1.3)
336	1,148	29.3%	317	1,168	27.1%	317	1,168	27.1%	Americas	229	895	25.6%	3.7	1.5	1.5
(40)	76	(52.6)%	(36)	77	(46.8)%	(36)	77	(46.8)%	Wellness and Healthcare	(23)	75	(30.7)%	(21.9)	(16.1)	(16.1)
$ 4,153	$ 9,911	41.9%	$ 4,271	$ 10,200	41.9%	$ 4,250	$ 10,200	41.7%	Total PMI	$ 3,734	$ 9,141	40.8%	1.1	1.1	0.9

2024									Nine Months Ended September 30,	2023			% Points Change
$ 5,256	$ 11,301	46.5%	$ 5,250	$ 11,267	46.6%	$ 5,250	$ 11,267	46.6%	Europe	$ 4,802	$ 10,465	45.9%	0.6	0.7	0.7
2,682	8,393	32.0%	3,282	8,986	36.5%	3,249	8,986	36.2%	SSEA, CIS & MEA	2,605	8,002	32.6%	(0.6)	3.9	3.6
2,306	4,959	46.5%	2,563	5,273	48.6%	2,563	5,273	48.6%	EA, AU & PMI DF	2,213	4,771	46.4%	0.1	2.2	2.2
997	3,273	30.5%	921	3,242	28.4%	921	3,242	28.4%	Americas	750	2,732	27.5%	3.0	0.9	0.9
(72)	246	(29.3)%	(70)	245	(28.6)%	(70)	245	(28.6)%	Wellness and Healthcare	(85)	237	(35.9)%	6.6	7.3	7.3
$ 11,169	$ 28,172	39.6%	$ 11,946	$ 29,013	41.2%	$ 11,913	$ 29,013	41.1%	Total PMI	$ 10,285	$ 26,207	39.2%	0.4	2.0	1.9

(1) For the calculation of Adjusted Operating Income and Adjusted Operating Income excluding currency and acquisitions refer to Schedule 8 and 9
(2) For the calculation of Adjusted Net Revenues excluding currency and acquisitions refer to Schedule 5

						Schedule 13
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Condensed Statements of Earnings
($ in millions, except per share data) / (Unaudited)

Quarters Ended September 30,				Nine Months Ended September 30,
2024	2023	Change Fav./(Unfav.)		2024	2023	Change Fav./(Unfav.)
$ 9,911	$ 9,141	8.4%	Net Revenues	$ 28,172	$ 26,127	7.8%
3,366	3,165	(6.4)%	Cost of sales	9,906	9,431	(5.0)%
6,545	5,976	9.5%	Gross profit	18,266	16,696	9.4%
2,891	2,606	(10.9)%	Marketing, administration and research costs	8,123	7,364	(10.3)%
—	—	—	Impairment of goodwill	—	665	100.0%
3,654	3,370	8.4%	Operating Income	10,143	8,667	17.0%
189	261	27.6%	Interest expense, net	817	788	(3.7)%
15	8	(87.5)%	Pension and other employee benefit costs	44	36	(22.2)%
3,450	3,101	11.3%	Earnings before income taxes	9,282	7,843	18.3%
735	1,031	28.7%	Provision for income taxes	2,145	2,019	(6.2)%
(500)	(101)	+100%	Equity investments and securities (income)/loss, net	(852)	(131)	+100%
3,215	2,171	48.1%	Net Earnings	7,989	5,955	34.2%
133	117	13.7%	Net Earnings attributable to noncontrolling interests	353	338	4.4%
$ 3,082	$ 2,054	50.0%	Net Earnings attributable to PMI	$ 7,636	$ 5,617	35.9%
			Per share data: (1)
$ 1.98	$ 1.32	50.0%	Basic Earnings Per Share	$ 4.90	$ 3.61	35.7%
$ 1.97	$ 1.32	49.2%	Diluted Earnings Per Share	$ 4.89	$ 3.61	35.5%

(1) Net Earnings and weighted-average shares used in the basic and diluted Earnings Per Share computations for the quarters and nine months ended September 30, 2024 and 2023 are shown on Schedule 1, Footnote 1

		Schedule 14
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Condensed Balance Sheets
($ in millions) / (Unaudited)

	September 30,	December 31,
	2024	2023
Assets
Cash and cash equivalents	$4,258	$3,060
All other current assets	16,538	16,695
Property, plant and equipment, net	7,548	7,516
Goodwill	17,144	16,779
Other intangible assets, net	11,916	9,864
Equity investments	5,631	4,929
Other assets	3,857	6,461
Total assets	$66,892	$65,304

Liabilities and Stockholders' (Deficit) Equity
Short-term borrowings	$152	$1,968
Current portion of long-term debt	4,833	4,698
All other current liabilities	18,381	19,717
Long-term debt	44,237	41,243
Deferred income taxes	2,547	2,335
Other long-term liabilities	4,455	4,789
Total liabilities	74,605	74,750

Total PMI stockholders' deficit	(9,694)	(11,225)
Noncontrolling interests	1,981	1,779
Total stockholders' (deficit) equity	(7,713)	(9,446)
Total liabilities and stockholders' (deficit) equity	$66,892	$65,304

				Schedule 15
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Calculation of Total Debt to Adjusted EBITDA and Net Debt to Adjusted EBITDA Ratios
($ in millions, except ratios) / (Unaudited)

	Year Ended September 30, 2024			Year Ended December 31, 2023
	October ~ December	January ~ September	12 months
	2023	2024	rolling
Net Earnings	$2,313	$7,989	$10,302	$8,268
Equity investments and securities (income)/loss, net	(26)	(852)	(878)	(157)
Provision for income taxes	320	2,145	2,465	2,339
Interest expense, net	273	817	1,090	1,061
Depreciation, amortization and impairment of goodwill and other intangibles	369	1,337	1,706	2,078
Asset impairment and exit costs and Others (1)	34	411	445	604
Adjusted EBITDA	$3,283	$11,847	$15,130	$14,193

			September 30,	December 31,
			2024	2023
Short-term borrowings			$152	$1,968
Current portion of long-term debt			4,833	4,698
Long-term debt			44,237	41,243
Total Debt			$49,222	$47,909
Cash and cash equivalents			4,258	3,060
Net Debt			$44,964	$44,849

Ratios:
Total Debt to Adjusted EBITDA			3.25	3.38
Net Debt to Adjusted EBITDA			2.97	3.16

(1) For the period October 2023 to December 2023 "Others" includes charges related to the war in Ukraine.
For the period January 2024 to September 2024 "Others" includes impairment related to Vectura Group's expected sale ($198 million) and Egypt sales tax charge ($45 million)

						Schedule 16
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Operating Cash Flow to Operating Cash Flow, excluding Currency
($ in millions) / (Unaudited)

Quarters Ended September 30,				Nine Months Ended September 30,
2024	2023	% Change		2024	2023	% Change
$ 3,342	$ 3,415	(2.1)%	Net cash provided by operating activities (1)	$ 8,215	$ 5,902	39.2%
(422)			Less: Currency	(1,091)
$ 3,764	$ 3,415	10.2%	Net cash provided by operating activities, excluding currency	$ 9,306	$ 5,902	57.7%

(1) Operating cash flow